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                                                                    Exhibit 23.3
                                                                    ------------


                     CONSENT OF RYDER SCOTT COMPANY, L.P.

     We hereby consent to the references to Ryder Scott Company, L.P. as experts in the field of petroleum engineering in the Registration Statement (Form S-8) and related prospectus of Barrett Resources Corporation dated May 8, 2000.


                                        Very truly yours,

                                        /s/ Ryder Scott Company, L.P.

                                        RYDER SCOTT COMPANY, L.P.

Denver, Colorado
May 4, 2000